===============================================================================
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Vitesse Semiconductor Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                       VITESSE SEMICONDUCTOR CORPORATION
                                741 Calle Plano
                              Camarillo, CA 93012
                                 (805) 388-3700

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              On January 23, 2001

                               ----------------

Dear Vitesse Stockholder:

   On Tuesday, January 23, 2001, Vitesse Semiconductor Corporation, a Delaware corporation, will hold its 2001 Annual Meeting of Stockholders at the Hyatt Westlake Plaza Hotel located at 880 South Westlake Boulevard, Westlake Village, California 91361. The meeting will begin at 10:30 a.m.

   Only stockholders who owned stock at the close of business on November 30, 2000 can vote at this meeting or any adjournments that may take place. At the meeting we will:

     1. Elect a Board of Directors.

     2. Approve the proposal to adopt the Vitesse Semiconductor Corporation 2001 Stock
   Incentive Plan.

     3. Approve the appointment of our independent auditors for 2001.

     4. Attend to other business properly presented at the meeting.

   Your Board of Directors recommends that you vote in favor of the three proposals outlined in this Proxy Statement.

   If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

   At the meeting we will also report on Vitesse's 2000 business results and other matters of interest to stockholders.

   Vitesse recently mailed a copy of its 2000 Annual Report to all stockholders. The approximate date of mailing for this notice, proxy statement and proxy card is December 22, 2000.

                                          THE BOARD OF DIRECTORS

December 22, 2000
Camarillo, California

                       VITESSE SEMICONDUCTOR CORPORATION

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 23, 2001

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Vitesse Semiconductor Corporation ("Vitesse" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, January 23, 2001, at 10:30 a.m., and at any adjournment that may take place.

   The Annual Meeting will be held at the Hyatt Westlake Plaza Hotel located at 880 South Westlake Boulevard, Westlake Village, California 91361. Vitesse anticipates sending the proxy materials to stockholders on or about December 22, 2000.

   The following is important information in a question-and-answer format regarding the Annual Meeting and this Proxy Statement.

Q: What may I vote on?

A: (1)The election of six nominees to serve on our Board of Directors.

  (2) A proposal to approve the adoption of the Company's 2001 Stock Incentive Plan ("the Plan"), including the reservation for issuance under the Plan of an aggregate of 7,500,000 shares of common stock, plus an additional number of shares equal to the lesser of 4% of the outstanding shares of the Company on October 1 of each year and 17,500,000 shares.

  (3) The approval of the appointment of our independent auditors for fiscal
      2001.

  (4) Any other business properly presented at the meeting.

Q: How does the Board recommend I vote on the proposals?

A: The Board recommends a vote FOR each of the director nominees, FOR the proposal to adopt the Company's 2001 Stock Incentive Plan, and FOR the appointment of KPMG LLP as independent auditors for 2001.

Q: Who is entitled to vote?

A: Stockholders as of the close of business on November 30, 2000 (the "Record
   Date") are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 180,530,388 shares of the Company's common stock were issued and outstanding.

Q:How do I vote?

A: There are three ways you can vote:

  (1) Sign and date each proxy card you receive and return it in the prepaid envelope.

  (2) Vote through the Internet or telephone voting system more fully described on your proxy card.

  (3) Vote in person at the Annual Meeting. If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

Q:How can I change my vote or revoke my proxy?

A: You have the right to revoke your proxy and change your vote at any time before the meeting by notifying the Company's Secretary, or returning a later-dated proxy card, or by Internet or telephone as more fully described on your proxy card. You may also revoke your proxy and change your vote by voting in person at the meeting.

Q: What does it mean if I get more than one proxy card?

A: It means you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q: Who will count the vote?

A: Representatives of EquiServe, the Company's transfer agent, will count the votes and act as the Inspector of Election. The Company believes that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Q: What is a "quorum"?

A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. Abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A withheld vote is the same as an abstention. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be counted as present with respect to that matter for purposes of establishing a quorum.

Q: Who can attend the Annual Meeting?

A: All stockholders as of the Record Date can attend. If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

Q: How will voting on any other business be conducted?

A: We do not know of any business to be considered at the 2001 Annual Meeting other than the proposals described in this proxy statement. However, because the Company did not receive notice of any other proposals to be brought before the meeting by November 5, 2000 (45 days prior to the month and day of last year when proxy materials for the 2000 Annual Meeting were mailed to stockholders), if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Louis R. Tomasetta, Vitesse's President and Chief Executive Officer, and Eugene F. Hovanec, Vice President, Finance, and Chief Financial Officer, to vote on such matters at their discretion.

Q: Who are the largest principal stockholders?

A: As of the Record Date, no person owned at least five percent of our outstanding Common Stock.

Q: How and when may I submit proposals for the 2002 Annual Meeting?

A: To have your proposal included in the Company's Proxy Statement for the 2002
   Annual Meeting, you must submit your proposal in writing by August 24, 2001, to the Company's Secretary, c/o Vitesse Semiconductor Corporation, 741 Calle Plano, Camarillo, California 93012.

   If you submit a proposal for the 2002 Annual Meeting after November 7, 2001, the proxy for the 2002 Annual Meeting may confer upon management discretionary authority to vote on your proposal.

   You should also be aware of certain other requirements you must meet to have your proposal included in the Company's Proxy Statement for the 2002 Annual Meeting that are explained in Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Q: How much did this proxy solicitation cost?

A: Corporate Investor Communications, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $6,000, plus certain out-of-pocket expenses. We also reimburse brokerage houses and persons representing beneficial owners of shares for their reasonable out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Certain of the Company's directors, officers or employees may also solicit proxies in person or by telephone, but they will not receive any additional compensation for doing so.

                           PROPOSALS YOU MAY VOTE ON

1. Election of Directors.

   The Company has nominated six (6) candidates for election to the Board this year. Detailed information on each of the Company's nominees is provided on page 10. All directors are elected annually and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. We expect that each nominee listed on page 10 will be able and will not decline to serve as a director.

Vote Required; Recommendation of the Board of Directors

   With respect to the election of directors, the six candidates receiving the highest number of FOR votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

  YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

2. Approval of Adoption of the Vitesse Semiconductor Corporation 2001 Stock Incentive Plan

General

   The Vitesse Semiconductor Corporation 2001 Stock Incentive Plan (the "Incentive Plan") was approved by the Board of Directors on October 17, 2000. The Incentive Plan provides for the grant to employees of the Company of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant to employees, consultants and directors of nonstatutory stock options and for certain other stock-based awards as determined by the Board or Compensation Committee from time to time.

Proposal

   On October 17, 2000, the Board of Directors approved the adoption of the Incentive Plan which shareholders of the Company are hereby being asked to approve. The current incentive plan covering employees, the Company's 1991 Stock Option Plan, is expiring August 2001, and the Incentive Plan is intended to replace such plan, and provide stock-based incentives to employees, consultants and directors of the Company going forward. The initial number of shares authorized for issuance under the Incentive Plan is Seven Million Five Hundred Thousand (7,500,000) shares. The Incentive Plan contains a provision to automatically increase the number of shares authorized for issuance on the first day of each fiscal year during the term of the Incentive Plan, beginning fiscal year 2002, by the lesser of (i) a number of shares equal to 4.0% of the Issued Shares (as defined below) on the last day of the fiscal year immediately preceding the year in which such adjustment is made, and (ii) Seventeen Million Five Hundred Thousand (17,500,000) shares. Additionally, any shares issued or subject to issuance on exercise or settlement of awards pursuant to the Incentive Plan that are forfeited to the Company under award terms or conditions will become available for issuance. Any awards assumed by the Company in connection with an acquisition will not be applied toward the pool of available shares. As used herein, the term "Issued Shares" means, for any fiscal year, the number of shares of the Company's Common Stock outstanding on the last day of the fiscal year, plus any shares reacquired by the Company during the preceding fiscal year.

Required Vote; Recommendation of the Board of Directors

   Approval of the Incentive Plan requires the affirmative vote of a majority of the shares represented in person or by proxy and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. Abstentions and withheld votes will be counted only for purposes of establishing a quorum and will not be counted as votes cast on Proposal 2. Pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on Proposal 2.

   The continued success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The Incentive Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its shareholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

   The essential features of the Incentive Plan are summarized below.

2001 Stock Incentive Plan

   The general purposes of the Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, consultants and directors of the Company and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of stock awards, which may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, or other stock-based awards.

   The Incentive Plan provides that awards may be granted to employees (including officers and directors who are employees), consultants and directors of the Company, or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an award may, if otherwise eligible, be granted additional awards.

   The Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company, or in the case of grants to outside directors, the Board (the Committee or Board, as applicable, the "Administrator"). Subject to the other provisions of the Incentive Plan, the Administrator has the authority to determine the employees or consultants to whom, and the time or times at which, awards are granted and the number of shares to be represented by each award.

Awards

   Outside Directors. The Incentive Plan provides that on each January 1 during the term of the plan, each outside director will automatically be granted a nonstatutory option to purchase 40,000 shares (except in the case of the Chairman of the Board of the Company who will receive an option to purchase 60,000 shares) of Common Stock. Additionally, unless otherwise provided for by the Board, each outside director who is nominated or elected to the Board during the term of the plan shall receive an option to purchase 40,000 shares (or 60,000 shares in the case of the Chairman of the Board of the Company) on the date of such election or nomination (the "New Director Grant"). Notwithstanding the foregoing, the Board may determine that no New Director Grant be made and shall have the authority to grant a pro rata portion of the New Director Grant to reflect the portion of the year served by such director. The options granted to the outside directors are for a ten-year term and vest at the rate of two percent of the shares subject to the award at the end of each month following the date of grant. The exercise price of the options may not be less than 100% of the fair market value of the Common Stock as determined by the closing price as reported by NASDAQ on the last business day prior to the date of grant of the award. These options may be exercised only while the holder is serving as a director on the Company's Board of Directors, within six months after termination by death or disability or within three months after termination as a director.

   Employees and Consultants. Pursuant to the Incentive Plan, the Administrator may award options and other stock-based awards to employees and consultants. Each option is designated in a written award agreement as either an incentive stock option or a nonstatutory stock option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the shares with respect to which options designated as incentive stock options are exercisable for the first time by any awardee during any calendar year (under all plans of the Company) exceeds $100,000, such options will be treated as nonstatutory stock awards.

   In the case of an incentive stock option granted to an employee who, at the time of the grant of such incentive stock option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price must be no less than 110% of the fair market value per share on the date of grant. In the case of an incentive stock option granted to any other employee, the per share exercise price shall be 100% of the fair market value on the date of grant. In the case of a nonstatutory stock option, the per share exercise price shall be determined by the Administrator. The fair market value per share is the closing price per share of the Common Stock as listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on the last market trading day prior to the date of grant. In the absence of an established market for the Common Stock, the fair market value per share would be determined in the discretion of the Administrator. The fair market value of the Company's Common Stock on December 7, 2000 was $58.125 per share.

   The Administrator determines the acceptable form of consideration for exercising an option, including the method of payment. Such consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory note; (iv) other shares of Common Stock of the Company that, in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option is exercised; (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (vi) any combination of the foregoing methods of payment; or (vii) such other consideration and method of payment for the issuance of shares to the extent permitted by all applicable federal and state securities laws, state corporate law and the Code.

   Any option granted under the Incentive Plan other than the options to outside directors is exercisable at such times and under such conditions as determined by the Administrator and set forth in the written option agreement.

   The term of each option is ten (10) years from the date of grant or such shorter term as may be provided in the notice of grant. However, in the case of an incentive stock option granted to an optionee who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the option will be five (5) years from the date of grant thereof or such shorter time as may be provided in the notice of grant.

   In the event of an optionee's termination of employment or consulting relationship (for a reason other than disability or death), such optionee may exercise his or her option, but only within such period of time, not to exceed six (6) months, as is determined by the Administrator, and only to the extent that the optionee was entitled to exercise the option at the date of termination (but in no event later than the expiration of the term of such option as set forth in the notice of grant). In the case of an incentive stock option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the option is granted. If, at the date of termination, the optionee is not entitled to exercise his or her entire option, the shares of Common Stock covered by the unexercisable portion of the option shall revert to the Incentive Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option shall terminate, and the shares of Common Stock covered by such option shall revert to the Incentive Plan.

   In the event of an optionee's termination of employment or consulting relationship as a result of such optionee's total and permanent disability, such optionee may exercise his or her option at any time within six (6) months from the date of such termination, but only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the notice of grant). If, at the date of termination, the optionee is not entitled to exercise his or her entire option, the shares of Common Stock covered by the unexercisable portion of the option shall revert to the Incentive Plan. If, after termination, the optionee does not exercise his or her option within the time specified in the Incentive Plan, the option shall terminate, and the shares of Common Stock covered by such option shall revert to the Incentive Plan.

   In the event of the death of an optionee, the option may be exercised at any time within six (6) months following the date of death (but in no event later than the expiration of the term of such option as set forth in the notice of grant), by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that the optionee was entitled to exercise the option at the date of death. If, at the time of death, the optionee was not entitled to exercise his or her entire option, the shares of Common Stock covered by the unexercisable portion of the option shall immediately revert to the Incentive Plan. If, after death, the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance does not exercise the option within the time specified in the Incentive Plan, the option shall terminate, and the shares of Common Stock covered by such option shall revert to the Incentive Plan. Option grants may, but need not, include a early exercise provision to allow the optionee, at any time before the optionee's continuous service terminates, to exercise the option prior to full vesting. Any unvested shares of common stock so purchased may be subject to a repurchase option in favor of the Company or any other restriction deemed appropriate.

General Provisions

   The options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The options may be exercised only by the optionee during the lifetime of the optionee. However, nonstatutory stock options held by an optionee may be transferred to such family members, trusts and charitable institutions as the administrator shall approve, unless otherwise restricted.

   Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding option and the number of shares of Common Stock available for issuance under the Incentive Plan, as well as the price per share of Common Stock covered by each such outstanding option will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company, stock dividend or similar event.

   In the event of the proposed dissolution or liquidation of the Company, to the extent not previously exercised, options will terminate immediately prior to the consummation of such proposed action. However, in such event, the Board of Directors may, alternatively and in the exercise of its sole discretion, declare that any option shall terminate as of a date fixed by the Board of Directors and give each optionee the right to exercise his or her option as to all or any part of the shares of Common Stock of the Company subject to the option, including shares as to which the option would not otherwise be exercisable. In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the Company's assets, options will be assumed or equivalent options will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the options or to substitute equivalent options, the Administrator will, in lieu of such assumption or substitution, provide for the optionees to have the right to exercise the options as to all of the optioned stock, including shares as to which the options would not otherwise be exercisable. If the Administrator makes the options fully exercisable in lieu of assumption or substitution in the event of a merger, the Administrator will notify the optionees that the options will be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon the expiration of such period.

   The Incentive Plan will continue in effect until January 23, 2011, unless sooner terminated as described below. The Board of Directors may amend, alter, suspend, or terminate the Incentive Plan provided that the Company shall obtain shareholder approval of any Incentive Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock of the Company is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation. No amendment, alteration, suspension or termination of the Incentive Plan shall impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Administrator.

Certain Federal Income Tax Considerations

   The following is a brief summary of the federal income tax consequences of transactions under the Incentive Plan based on federal income tax laws in effect as of the date hereof. This summary is not intended to be exhaustive and does not discuss the tax consequences of an optionee's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises under the Incentive Plan.

   Incentive Stock Options. If an option granted under the Incentive Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability upon exercise unless the alternative minimum tax rules apply. See "Alternative Minimum Tax" below. Generally, the Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option.

   Upon the sale or exchange of such shares at least two years after grant of the option and one year after exercise of the option, any gain will be taxed to the optionee as capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of such sale or exchange equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

   Nonstatutory Options. Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, generally the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. The optionee's holding period for capital gains purposes commences as of the date he or she recognizes ordinary income with respect to an option exercise. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

   The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to the acquisition of shares upon exercise of a nonstatutory option. In the case of any optionee who was also an employee at the time of the option grant, income recognized upon exercise of a nonstatutory option will be treated as wages and will be subject to tax withholding by the Company.

   Alternative Minimum Tax. The exercise of an incentive stock option may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated by applying a tax rate of up to 28% to alternative minimum taxable income, which is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference, less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns. These exclusion amounts are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income exceeds $150,000 and $112,500, respectively.

   In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to a nonstatutory option. This may be particularly significant if shares subject to a repurchase option of the Company are purchased upon exercise of an incentive stock option or if a sale of the shares acquired upon exercise of an incentive stock option could subject an optionee to suit under Section 16(b) of the Exchange Act. Under certain circumstances, an optionee may affect the timing and measurement of AMT by filing an election with the Internal Revenue Service under Section 83(b) of the Code within 30 days after the date of exercise of an incentive stock option. Therefore, an optionee should consult his or her own tax advisor prior to exercising an incentive stock option concerning the advisability of filing an election under Section 83(b) of the Code.

   If an optionee pays AMT in excess of his or her regular tax liability, the amount of such AMT relating to incentive stock options may be carried forward as a credit against any subsequent year's regular tax in excess of the AMT.

   Payments in Respect to a Change of Control. The Incentive Plan authorizes the Administrator to accelerate the vesting of options in the event of (i) any dissolution or liquidation of the Company or (ii) a merger of the Company with or into another corporation or the sale of all or substantially all of the Company's assets. Such acceleration may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the participant's employer.

3. Approval of the Appointment of KPMG LLP as Independent Auditors

   The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP ("KPMG") as our independent auditors for fiscal 2001 subject to your approval. KPMG has served as our independent auditors since 1991. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They also may make a statement.

   Audit services provided by KPMG during fiscal 2000 included an audit of the Company's consolidated financial statements, a review of the Company's Annual Report and certain other filings with the Securities and Exchange Commission ("SEC") and certain other governmental agencies. In addition, KPMG provided various non-audit services to the Company during 2000.

Vote Required; Recommendation of the Board of Directors

   The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of KPMG, the appointment of the independent auditors will be reconsidered by the Board of Directors.

   YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                      NOMINEES FOR THE BOARD OF DIRECTORS

   Pierre R. Lamond, Age 70, Director since 1987--Mr. Lamond has been the Chairman of the Board of Directors since the Company was founded in February 1987. Since August 1981, he has been a General Partner of Sequoia Capital, a venture capital firm. Sequoia has financed companies such as Cypress Semiconductor Corporation, Cisco Systems, Inc., and C-Cube Microsystems, Inc. Mr. Lamond was founder and Vice President of National Semiconductor Corporation. He is also a director of Redback Networks and a number of private companies.

   Vincent Chan, Ph.D., Age 52, Director since 2000--Dr. Chan serves on the Massachusetts Institute of Technology's faculty as the Joan and Irwin Jacobs Professor of Electrical Engineering and Computer Science and Aeronautics. He is concurrently the Director of MIT's Laboratory for Information and Decision Systems. Dr. Chan has over 25 years experience leading the development of advanced communication systems.

   James A. Cole, Age 58, Director since 1987--Mr. Cole has been a General Partner of Spectra/New Enterprise Associates since 1986 and a General Partner of Windward Ventures, L.P. since 1997. He was a founder and Executive Vice President of Amplica, Inc., a GaAs microwave IC and sub-system company.
Mr. Cole also serves as a director of Giga-Tronics, Inc., Spectrian Corporation and a number of private companies.

   Alex Daly, Age 39, Director since 1998--Alex Daly is Chairman, President and CEO of Wahoo Networks, a newly formed startup in the network security area. He is also a founding partner in Octal Capital, a technology oriented venture fund. From January 1998 through January 2000, he was President and CEO of Cygnus Solutions. From 1995 through 1997, he served as Senior Vice President of Marketing and then Sales at C-Cube Microsystems, a manufacturer of integrated circuits for consumer electronics, communications and computer applications. Prior to that, Mr. Daly served at Intel Corporation, a semiconductor company, most recently as director of marketing for the mobile computing group.

   John C. Lewis, Age 65, Director since 1990--Mr. Lewis served as Chairman of the Board of Directors of Amdahl Corporation, a manufacturer of large, general purpose computer storage systems and software products, from 1977 to 1999. Before joining Amdahl in 1977, he was President of Xerox Business Systems. Mr. Lewis also serves as a director of Cypress Semiconductor Corporation and Pinnacle Systems.

   Louis R. Tomasetta, Ph.D., Age 52, Director since 1987--Dr. Tomasetta, a co-founder of the Company, has been President, Chief Executive Officer and a Director since the Company's inception in February 1987. From 1984 to 1987, he served as President of the integrated circuits division of Vitesse Electronics Corporation. Prior to that he was the director of the Advanced Technology Implementation department at Rockwell International Corporation. Dr. Tomasetta has over 25 years experience in the management and development of GaAs based businesses, products, and technology. Dr. Tomasetta also serves as a director of a number of private companies.

                         BOARD MEETINGS AND COMMITTEES

   The Company's Board usually meets five times a year in regularly scheduled meetings, but will meet more often if necessary. The Board held five meetings during fiscal 2000 and all of the directors attended at least 75% of the Board meetings of which they were members.

   The full Board considers all major decisions of the Company. However, the Board has established the following two standing committees, each of which is chaired by an outside director:

  . Compensation Committee

   The Compensation Committee reviews and approves officers' salaries and employee compensation programs. During fiscal 2000, the Committee, which currently consists of James A. Cole, Alex Daly and Pierre R. Lamond, met six times and all members attended at least 75% of the meetings.

  . The Audit Committee

   The Audit Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The Committee, which currently consists of James A. Cole, Pierre R. Lamond and John C. Lewis, met four times during fiscal 2000 and all members attended at least 75% of the meetings.

   The Board currently has no nominating committee or committee performing a similar function.

                             DIRECTOR COMPENSATION

   Non-employee directors receive $2,000 for each Board meeting attended in person and $1,000 for each meeting attended by telephone. Directors are also reimbursed for customary and usual travel expenses.

   All non-employee directors participate in the 1991 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, upon first becoming a director, each non-employee director receives nonstatutory options to purchase 60,000 shares (except for the Chairman, who receives options to purchase 90,000 shares). Additionally, every year on January 1 each director receives options to purchase 60,000 shares (except for the Chairman who receives options to purchase 90,000 shares). On April 18, 2000, the Board unanimously approved a resolution to amend the Directors' Plan so that effective January 1, 2001, each non-employee director shall receive nonstatutory options to purchase 40,000 shares (except for the Chairman who shall receive options to purchase 60,000 shares). The size of the foregoing option grants are adjusted to reflect the effects of stock splits, stock dividends, stock combinations and the like. These options are for a ten-year term and become available for purchase in installments of two percent of the total number of shares granted at the end of each month beginning January 31 after the date of grant. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date of grant of the option. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within six months after termination by death or disability, or (3) within three months after the individual's term as director ends.

   During fiscal 2000, Mr. Lamond was granted an option to purchase 90,000 shares of common stock and Messrs. Chan, Cole, Daly and Lewis each were granted an option to purchase 60,000 shares of common stock at an exercise price of $52.438.

   The Directors' Plan will expire in 2001. If Proposal No. 2 is approved by our stockholders, then each year beginning in 2002, under the 2001 Stock Incentive Plan, each non-employee director shall receive nonstatutory options to purchase 40,000 shares (except for the Chairman, who shall receive options to purchase 60,000 shares). The size of the foregoing option grants are adjusted to reflect the effects of stock splits, stock dividends, stock combinations and the like. These options are for a ten-year term and become available for purchase in installments of two percent of the total number of shares granted at the end of each month beginning January 31 after the date of grant. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date of grant of the option. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within six months after termination by death or disability, or (3) within three months after the individual's term as director ends.

   Employee directors receive no other compensation for serving on the Board.

                            STOCK PERFORMANCE GRAPH

   The following performance graph compares the cumulative total stockholder return on the Company's common stock with the NASDAQ Stock market-U.S. Index and the NASDAQ Electronic Components Index from market close on the last trading day in September 1995 through September 30, 2000. The graph is based on the assumption that $100 was invested in each of the Company's common stock, the NASDAQ Stock Market-U.S. Index and the NASDAQ Electronic Components Index on September 30, 1995.

   The stock price performance graph depicted below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. The stock price performance on the graph is not necessarily an indicator of future price performance.

                Comparison of Five-Year Cumulative Total Return*
                    among Vitesse Semiconductor Corporation,
                      the NASDAQ Stock Market (U.S.) Index
                  and the NASDAQ Electronics Components Index

                        [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period           VITESSE        NASDAQ         NASDAQ
                             SEMICONDUCTOR  STOCK          ELECTRONIC
(Fiscal Year Covered)        CORPORATION    MARKET (U.S.)  COMPONENTS
-------------------          -------------  -------------  ----------
Measurement Pt-  9/95        $ 100          $100           $100
FYE   9/96                   $ 271.05       $118.68        $118.98
FYE   9/97                   $ 521.71       $162.92        $209.26
FYE   9/98                   $ 497.37       $165.50        $166.59
FYE   9/99                   $1797.37       $270.38        $338.55
FYE   9/00                   $3744.76       $358.96        $591.38

                              PRINCIPAL OWNERSHIP
                      OF VITESSE SEMICONDUCTOR CORPORATION
                                  COMMON STOCK

   The following table shows the number of shares of Company Common Stock owned as of September 30, 2000 by the directors, the Named Executive Officers listed on page 14, all directors and officers as a group, and holders known to the Company of at least 5% of the Company's Common Stock.

                         Principal Stock Ownership(/1/)

                                                           Total Shares
                                           Shares       Beneficially Owned
                                         Exercisable     Plus Exercisable
Name of Individuals or   Shares Owned Within 60 Days of Within 60 Days of  Percent
Identity of Group        Beneficially  Sept. 30, 2000     Sept. 30, 2000   of Total
----------------------   ------------ ----------------- ------------------ --------
Louis R.
 Tomasetta(/2/).........    440,602         874,312         1,314,914          *
Neil J. Rappaport.......    100,812         355,000           455,812          *
Pierre R. Lamond........    160,000         165,600           325,600          *
Christopher Gardner.....     50,774         250,800           301,574          *
James A. Cole...........     33,700         194,400           228,100          *
Eugene F. Hovanec.......     20,586         173,008           193,594          *
John C. Lewis...........     40,000         105,600           145,600          *
Michael Millhollan......     27,240         110,120           137,360          *
Alex Daly...............          0          79,200            79,200          *
Vincent Chan............          0           8,400             8,400          *
All executive officers
 and directors as a
 group (16 persons).....  1,425,539       2,822,840         4,248,379        2.4%

--------
 * Less than 1%
(/1/All)share information has been adjusted to reflect a 3 for 2 stock split on February 12, 1997, a 2 for 1 stock split on May 26, 1998, and a 2 for 1 stock split on October 20, 1999.
(/2/)Includes an aggregate of 63,000 shares held for each of Kathleen A. and Susan A. Tomasetta, pursuant to the Transfer to Minors Act and as to which Dr. Tomasetta has voting and investment power.

                       COMPENSATION OF EXECUTIVE OFFICERS

   The following is a summary of information regarding compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of September 30, 2000. These five individuals are the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                        Compensation
                                                       Annual Compensation                 Awards
                                               ---------------------------------------- ------------
                                                                                         Number of
                                                                                         Securities
                                                                        Other Annual     Underlying
Name and Principal Position               Year  Salary   Bonus        Compensation(/1/)   Options
---------------------------               ---- -------- --------      ----------------- ------------
LOUIS R. TOMASETTA......................  2000 $275,000 $406,655(/2/)         --          600,000
 President & Chief Executive Officer      1999  269,231  210,830(/2/)         --          760,000
                                          1998  200,000  139,600(/2/)         --          900,000

EUGENE F. HOVANEC.......................  2000  180,000  296,937(/2/)         --          200,000
 Vice President, Finance & Chief          1999  180,000  189,747(/2/)         --          160,000
 Financial Officer                        1998  180,000  111,694(/2/)         --          210,000

MICHAEL S. MILLHOLLAN...................  2000  150,000  189,456(/2/)         --          140,000
 Vice President & General Manager, Data   1999  150,000  130,373(/2/)         --          120,000
 Communications                           1998  150,000   89,745(/2/)         --          180,000

CHRISTOPHER GARDNER.....................  2000  150,000  167,246(/2/)         --          120,000
 Vice President & General Manager,        1999  148,846  114,647(/2/)         --          100,000
 Telecommunications                       1998  135,000   48,394(/2/)         --          180,000

NEIL J. RAPPAPORT.......................  2000  150,000  114,642(/3/)      $6,739(/4/)     50,000
 Vice President, European Sales           1999  150,000  190,658(/3/)       4,800(/4/)    150,000
                                          1998  150,000  166,288(/3/)      28,615(/4/)    180,000

--------
(/1/)Excludes certain expenses which, for any Named Executive Officer, did not exceed the lesser of $50,000 or 10% of the compensation reported in the above table, and which, for all Named Executive Officers as a group, did not exceed the lesser of $50,000 times the number of Named Executive Officers or 10% of all Named Executive Officers' annual salaries and bonuses reported in the above table.
(/2/)Represents amounts paid under the Company's bonus plan.
(/3/)Represents bonuses paid to Mr. Rappaport under the Company's sales commission plan.
(/4/)Primarily represents payment to Mr. Rappaport of accrued vacation and car allowance.

                               OPTION GRANT TABLE

   The following table presents additional information concerning the option awards shown in the Summary Compensation Table for fiscal year 2000. These options to purchase common stock were granted to the Named Executive Officers under the Company's 1991 Employee Stock Option Plan.

                       Option Grants in Last Fiscal Year

                                         Individual Grants
                               --------------------------------------
                                                                       Potential Realizable
                                       % of Total                      Value Assumed Annual
                                        Options   Exercise              Rate of Stock Price
                               Number  Granted to or Base             Appreciation for Option
                                 of    Employees   Price                     Term(/1/)
                               Options in Fiscal    Per    Expiration -----------------------
             Name              Granted    Year     Share      Date        5%          10%
             ----              ------- ---------- -------- ---------- ----------- -----------
Louis R. Tomasetta............ 600,000   11.49%   $35.9063  10/19/09  $13,548,767 $34,335,237

Eugene F. Hovanec............. 200,000    3.83%    35.9063  10/19/09    4,516,256  11,445,079

Michael S. Millhollan......... 140,000    2.68%    35.9063  10/19/09    3,161,379   8,011,555

Christopher Gardner........... 120,000    2.30%    35.9063  10/19/09    2,709,754   6,867,047

Neil J. Rappaport.............  50,000    0.96%    35.9063  10/19/09    1,129,064   2,861,270

--------
(/1/)These dollar amounts are not intended to forecast future appreciation of the common stock price. Named Executive Officers will not benefit unless the common stock price increases above the stock option exercise price. Any gain to the Named Executive Officers resulting from common stock price appreciation would benefit all stockholders.

                AGGREGATED OPTION EXERCISES AND YEAR-END VALUES

   The following table shows information for the Named Executive Officers concerning stock options exercised during fiscal 2000 and stock options unexercised at the end of fiscal year 2000.

                Aggregated Option Exercises in Last Fiscal Year
                       And Fiscal Year-end Option Values

                                                         Number of           Value of Unexercised
                          Number of                     Unexercised              In-the-Money
                           Shares                    Options at FY-End         Options at FY-End
                          Acquired   Value(/1/)  ------------------------- -------------------------
          Name           on Exercise  Realized   Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Louis R. Tomasetta......   290,000   $15,295,069   602,312     1,918,000   $49,075,877 $137,418,565

Eugene F. Hovanec.......    89,320     4,991,614   101,008       498,000     8,410,071   34,463,609

Michael S. Millhollan...   155,000     8,547,409    58,120       386,000     4,715,853   27,134,738

Christopher Gardner.....    33,200     1,762,849   206,800       472,500    17,354,970   35,432,631

Neil J. Rappaport.......   100,000     5,000,436   315,000       320,000    27,459,463   24,279,679

--------
(/1/)Value realized is the difference between the option exercise price and the fair market value of the Company's common stock at the date of exercise multiplied by the number of options exercised.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                             THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors consists of three non-employee directors. The Committee reviews and approves salaries, bonuses and other benefits payable to the Company's executive officers. It also administers the Company's employee stock option and employee stock purchase plans.

Compensation Goals

   The Compensation Committee establishes compensation for executive officers to align with business objectives and performance and to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation programs, including those for executive officers, share these characteristics:

  . The Company pays competitively. The Company offers a compensation program, including competitive base salaries and, where appropriate, relocation benefits, to attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other leading companies in the industry.

  . The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate, departmental, and individual performance. Corporate and departmental performance are evaluated by reviewing whether strategic and business plan goals are met. Individual performance is evaluated by measuring organizational progress against set objectives.

  . The Company strives for fairness to achieve a balance in compensation paid to the executives within the Company and in comparable companies. It believes that the contributions of each member of the executive staff are vital to the success of the Company.

  . The Company believes that employees should understand the performance evaluation and compensation programs. At the beginning of the performance cycle, key quarterly and annual objectives are set for each officer. The chief executive officer gives ongoing feedback on performance to each officer. At the end of the performance cycle, the Compensation Committee evaluates the accomplishments of the key objectives in making its decisions on merit increases and stock option grants.

Compensation Components

   The Company's compensation program, which consists of cash- and equity-based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance stockholder value, motivate technological innovation, and reward executive officers and other employees. The components are:

   Cash-Based Compensation:

  . Salary The Committee sets base salary for officers by reviewing the compensation levels for similar positions in comparable companies in the industry.

  . Bonus Under the Company's 2000 bonus plan, bonuses for eligible executive officers are to be paid as a percentage of their base salary and on the basis of the achievement of certain individual and corporate financial goals. The bonuses actually earned by each individual during fiscal 2000 are to be paid in fiscal 2001, 2002 and 2003.

  . Commission The Vice President of Sales and the Vice President of European Sales participate in the Company's sales commission plan along with most of the Company's sales personnel. Under this plan, participants receive commissions based on achieving certain billings targets.

Equity-Based Compensation:

   Stock options provide additional incentives to officers to work to maximize stockholder value. The options become available for purchase over a defined period to encourage officers to continue their employment with the Company. In line with its compensation philosophy, the Company grants stock options to employees at all levels of the organization based on each individual's contribution to the Company.

Chief Executive Officer Compensation

   Louis R. Tomasetta has been President and Chief Executive Officer of the Company since its incorporation in 1987. His total compensation consists of base salary, bonus and employee stock options. In determining Mr. Tomasetta's compensation, the Committee evaluates:

  .  Corporate performance

  .  His individual performance

  .  Compensation paid to other executive officers of the Company

  .  Compensation paid to chief executive officers of comparable companies

   For fiscal year 2000, Mr. Tomasetta's salary was $275,000. He received nonstatutory options to purchase 600,000 shares of common stock under the Company's 1991 Stock Option Plan at an exercise price of $35.9063. These options are for a ten-year term and become available to purchase in annual installments of 20% of the total number of shares granted beginning on October 1, 2000. Mr. Tomasetta's equity ownership in the Company includes 440,602 shares of common stock and stock options to purchase an additional 2,520,312 shares. He shares significantly in the success of the Company's business with the other stockholders.

                                          COMPENSATION COMMITTEE OF THE BOARD
                                           OF DIRECTORS

                                          Pierre R. Lamond
                                          James A. Cole
                                          Alex Daly

                                 OTHER MATTERS

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee consists of non-employee directors only. Pierre
R. Lamond, Chairman of the Board of the Company, is a general partner of a venture capital firm that invested in the Company prior to its initial public offering in 1991.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based on a review of forms filed or written notice that no annual forms were required, the Company believes that from October 1, 1999 to September 30, 2000, all SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities Exchange Act, except that Barry Sandefur, Vice President and General Manager, ANP Division, failed to file a Form 4 report of one exempt transaction on a timely basis. The Company believes that this failure to file a report on a timely basis was inadvertent and has implemented routine procedures designed to periodically remind its officers and directors of the filing requirements.

Audit Committee Report

   In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The members of the Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

   The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee also reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

   The Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

   The Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

   Based on the above review and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board concurred in such recommendation.

   Submitted by the Audit Committee of the Company's Board of Directors:

                                          James A. Cole
                                          Pierre R. Lamond
                                          John C. Lewis

Other

   The Company knows of no other matters to be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as the Company may recommend.

                                          THE BOARD OF DIRECTORS

Camarillo, California
December 22, 2000

           Charter of the Audit Committee of the Board of Directors
                                      of
                       Vitesse Semiconductor Corporation

I.    Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors.

II.   Audit Committee Composition and Meetings

      The Audit Committee and its members shall meet the requirements of the National Association of Securities Dealers as follows:

      . The Audit Committee shall be comprised of a minimum of three directors elected annually by the Board of Directors.

      . Each member shall be an independent nonexecutive director, free from any relationship that would interfere with the exercise of his or her judgment. The following persons shall not be considered independent:

         (a) A director that has been employed by the Company or any of its affiliates for the current year or any of the past three years.

         (b) A director that has accepted any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

         (c) A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

         (d) A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

         (e) A director who is employed as an executive of another entity where any of the Company executives serve on that entity's compensation committee.

      . All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

      . At least one member shall have accounting or related financial management expertise. This member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

      . The Audit Committee shall meet on a quarterly basis, or more frequently as circumstances dictate. In addition, the Committee should communicate with management quarterly to review the Company's financial statements and any significant findings based upon the auditors limited review procedures.

III.  Audit Committee Responsibilities and Duties

      Review Procedures
      -----------------

      . Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      . Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

      . Review with financial management the Company's quarterly financial results prior to the filing of the Company's quarterly financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards (SAS) No. 61.

      Independent Auditors
      --------------------

      . The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors as representatives of the Company's stockholders. The Audit committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      . Approve the fees and other significant compensation to be paid to the independent auditors.

      . On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence.

      . Prior to filing the year-end financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with Statement of Auditing Standards (SAS) No. 61.

      . Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      Other Audit Committee Responsibilities
      --------------------------------------

      . Annually prepare a report to shareholders as required by the Securities and Exchange Commission (SEC). This report will state whether the Audit Committee has performed the following:

         (a) Reviewed and discussed the audited financial statements with management;

         (b) Discussed with the independent auditors the matters required to be discussed by SAS 61; and

         (b) Received certain disclosures from the auditors regarding their independence as required by the Independence Standards Board (ISB) Statement No. 1. The Audit Committee must also include a statement if based on this review, the Audit Committee recommended to the Board to include the audited financial statements in the annual report filed with the SEC.

         The report should be included in the Company's annual proxy statement.

      .  Maintain minutes of meetings.

                       VITESSE SEMICONDUCTOR CORPORATION

                           2001 STOCK INCENTIVE PLAN

     1.   Purposes of Plan.   The purposes of this 2001 Stock Incentive Plan are
          ----------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Directors of the Company and its Subsidiaries and to promote the success of the Company's business. Awards granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder, and any other awards selected by the Administrator to be granted under the plan from time to time.

     2.   Definitions.   As used herein, the following definitions shall apply:
          -----------

     "Administrator" means the Board or any Committee selected to administer the
      -------------
Plan, in accordance with Section 4 of the Plan.

     "Award"  means an Option or any other award selected by the Committee to be
      -----
granted under this Plan.

     "Board" means the Board of Directors of the Company.
      -----

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and any successor thereto.

     "Committee" means a Committee, if any, appointed by the Board in accordance
      ---------
with paragraph (a) of Section 4 of the Plan.

     "Common Stock" means the Common Stock, no par value per share, of the
      ------------
Company.

     "Company" means Vitesse Semiconductor Corporation, a Delaware corporation.
      -------

     "Consultant" means any person, including an advisor, who is engaged by the
      ----------
Company or any Parent or Subsidiary to render services and is compensated for such services, provided the term Consultant shall not include Directors who are not compensated for their services or are paid only a Director's fee by the Company.

     "Continuous Status as an Employee or Consultant" means the absence of any
      ----------------------------------------------
interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries, or its successor.

    "Director" shall mean a member of the Board.
     --------

    "Disability" means total and permanent disability, as defined in Section
     ----------
22(e)(3) of the Code.

    "Employee" means any person, including Officers and Directors, employed by
     --------
the Company, Parent or any Subsidiary. The payment of Directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.
     ------------

    "Fair Market Value" means, as of any date the value of Common Stock
     -----------------
determined as follows:

    (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or, if listed on more than one exchange, the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

    (b) If the Common Stock is quoted on the NASDAQ System (but not on the National market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

    (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

    "Incentive Stock Option" means an Option that satisfies the provisions of
     ----------------------
Section 422 of the Code.

    "Issued Shares" means, for any fiscal year, the number of shares of the
     -------------
Company's Common Stock outstanding on the last day of the fiscal year, plus any shares reacquired by the Company during the preceding fiscal year.

    "Nonstatutory Stock Option" means an Option that is not an Incentive Stock
     -------------------------
Option.

    "Officer" means an officer of the Company within the meaning of Section 16
     -------
of the Exchange Act and the rules and regulations promulgated thereunder.

    "Option" means a stock option granted pursuant to the Plan.
     ------

    "Optioned Stock" means the Common Stock subject to an Option.
     --------------

    "Optionee" means an Employee, Director or Consultant who holds an Option.
     --------

    "Outside Director" means a Director who is not an Employee.
     ----------------

    "Parent" corporation shall have the meaning defined in Section 424(e) of the
     ------
Code.

    "Participant" means a holder of an Award under this Plan.
     -----------

    "Plan" means this 2001 Stock Option Plan.
     ----

    "Share" means a share of the Common Stock, as adjusted in accordance with
     -----
Section 10 of the Plan.

    "Substitute Awards" shall mean awards granted in assumption of, or in
     -----------------
substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

    "Subsidiary" corporation shall have the meaning defined in Section 424(f) of
     ----------
the Code.

    In addition, the terms "Rule 16b-3" and "Applicable Laws," the term "10% Stockholder," and the term "Tax Date" shall have the meanings set forth, respectively, in Sections 4, 7 and 8 below.

    3.    Stock Subject to the Plan.
          -------------------------

          (a) Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is Seven Million Five Hundred Thousand (7,500,000) shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002 by the lesser of (i) a number of shares equal to 4.0% of the Issued Shares on the last day of the fiscal year immediately preceding the year in which such adjustment is made, and (ii) Seventeen Million Five Hundred Thousand (17,500,000) shares, plus shares issued or subject to issuance on exercise or settlement of Awards pursuant to the Incentive Plan that are forfeited to the Company under award terms or conditions.

          (b) The Shares may be authorized, but unissued, or reacquired Common Stock.

          (c) If an Award should expire or become unexercisable or otherwise forfeited for any reason without having been exercised in full or settled in stock, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Awards under the Plan. If the Company reacquires Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan; provided, however, that if Shares of restricted stock issued pursuant to
Section 7(d) hereof are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

          (e) Shares underlying Substitute Awards shall not reduce the number of Shares remaining available for issuance under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Composition of Administrator.
               ----------------------------

               (i)    Administration With Respect to Directors. With respect to
                      ----------------------------------------
grants of Awards to Outside Directors of the Company, the Plan shall be administered by the Board.

               (ii)   Administration With Respect to Consultants and Other
                      ----------------------------------------------------
Employees. With respect to grants of Awards to Employees or Consultants of the
---------
Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board intended to satisfy the requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Code, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iii)  Multiple Administrative Bodies. If permitted by Rule 16b-3
                      ------------------------------
and by the Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to Directors, non-Director Officers, and Employees and Consultants who are neither Directors nor Officers.

               (iv)   General. Once a Committee has been appointed pursuant to
                      -------
subsection (i) or (ii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws, and, in the case of a Committee appointed under subsection (i) hereof, to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan.

          (b)  Powers of the Administrator with respect to Employees and
               ---------------------------------------------------------
Consultants.  Subject to the provisions of the Plan, and, in the case of a
-----------
Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Officers, Consultant and Employees to whom Awards may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, whether such Option is an Incentive Stock Option or a Nonstatutory Stock Option, the exercise price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion) and to provide for the grant of Awards other than Options on terms determined in their discretion; provided, however, that in the event of a merger or asset sale, the applicable provisions of Section 10 of the Plan shall govern vesting acceleration;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 7(a)(vii) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (ix)   to interpret the Plan;

               (x) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (xi) with the consent of the holder thereof, to modify or amend each Option; and

               (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c)  Powers of the Board with respect to Directors.  Subject to the
               ---------------------------------------------
provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(m) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Board.

          (d)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a)  Eligibility for Employees and Consultants.  Nonstatutory Stock
               -----------------------------------------
Options and other Awards may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Optionee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b)  Eligibility for Outside Directors.  Awards may be granted to
               ---------------------------------
Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 7 hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          (c)  No Employment Agreement.  Neither the Plan nor any Option
               -----------------------
agreement shall confer upon any Optionee any right with respect to continuation of employment by or service as a Director or Consultant to the Company, no shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or other relationship at any time.

          (d)  Limitation on Grants. No Employee shall be granted, in any fiscal
               --------------------
year of the Company, Options to purchase more than 2,500,000 Shares.

     6.   Term of Plan.  Subject to Section 15 of the Plan, the Plan shall
          ------------
become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 15. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

     7.   Options.
          -------

          (a)  Grants with respect to Outside Directors.  All grants of Options
               ----------------------------------------
to Outside Directors hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) During the term of the Plan, each Outside Director shall automatically receive an Option to purchase 40,000 Shares (except in the case of the Chairman of the Board, who shall receive an Option to purchase 60,000 shares) (the "Annual Option") on each January 1 following the approval of this Plan.

               (iii) Unless otherwise provided for by the Board, each Outside Director who is nominated or elected to the Board during the term of the Plan shall receive an Option to purchase 40,000 Shares (except in the case of the Chairman of the Board, who shall receive an Option to purchase 60,000 Shares) on the date of such election or nomination (the "New Director Grant"). Notwithstanding the foregoing, the Board shall have the authority to grant a pro rata portion of the New Director Grant to reflect the portion of the year served or to determine that the New Director Grant is not necessary.

               (iv) The terms of each Option granted hereunder shall be as follows:

                      (A) the term of the Option shall be ten (10) years; and

                      (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 7(c) hereof; and

                      (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option; and

                      (D) the Option shall be exercisable in installments cumulatively as to 2% of the Optioned Stock for each full month that expires following the date of grant that the Optionee remains a Director.

               (v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the number of authorized Shares under Section 3 hereof, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (b)  Grants with respect to Employees and Consultants. The
               ------------------------------------------------
Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options in exchange for the surrender and cancellation of any or all outstanding Options. Option agreements shall contain the following terms and conditions:

               (i)    Exercise Price; Number of Shares. The per Share exercise
                      --------------------------------
price for the Shares issuable upon exercise of an Option shall be such price as is determined by the Administrator. The Option agreement shall specify the number of Shares to which it pertains.

               (ii)   Waiting Period; Exercisability; Term. At the time an
                      ------------------------------------
Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased or the conditions which must be satisfied prior to the purchase. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be less than the waiting period, if any, nor more than ten (10) years from the date of grant.

               (iii)  Form of Payment. The consideration to be paid for the
                      ---------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

          (iv) Special Incentive Stock Option Provisions.  In addition to the
               -----------------------------------------
foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

               (A) Exercise Price.  The per share exercise price for the Shares
                   --------------
issuable upon exercise of the Option shall be no less than 100% of the Fair Market Value of Common Stock, determined as of the date of the grant of the Option.

               (B) Dollar Limitation.  To the extent that the aggregate Fair
                   -----------------
Market Value of (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

               (C) General.  Except as modified by the preceding provisions of
                   -------
this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

          (v)  10% Stockholder.  If any Optionee to whom an Incentive Stock
               ---------------
Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Stockholder"), then the following special provisions shall be applicable to the Option granted to such individual:

               (A) The per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

               (B) The Option shall not have a term in excess of five (5) years from the date of grant.

          (vi)   Rule 16b-3.  Grants of options to Directors, Officers and 10%
                 ----------
Stockholders must comply with the applicable provisions of Rule 16b-3 and such Options shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written Option Agreement in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (vii)  Other Provisions.  Each Option granted under the Plan may
                 ----------------
contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

          (viii) Buyout Provisions.  The Administrator may at any time offer
                 -----------------
to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made. Any such cash offer made to an Officer or Director shall comply with the provisions of Rule 16b-3 relating to cash settlement of stock appreciation rights. This provision is intended only to clarify the powers of the Administrator and shall not in any way be deemed to create any rights on the part of Optionees to buyout offers or payments.

     (c)  Method of Exercise.
          ------------------

          (i)   Exercisability.  Any Option granted hereunder shall be
                --------------
exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

          (ii)  No Fractional Shares.  An Option may not be exercised for a
                --------------------
fraction of a Share.

          (iii) Procedure for Exercise; Rights as a Stockholder.  An Option
                -----------------------------------------------
shall be deemed to be exercised when the Company receives: (i) written notice of such exercise in accordance with the terms of the Option from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          (iv) Effect of Exercise.  Exercise of an Option in any manner shall
               ------------------
result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (d)  Effect of Termination.
          ---------------------

          (i)   Termination of Status as a Director.  If an Outside Director
                -----------------------------------
ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its ten year term has expired. To the extent that he or she was not entitled to exercise an Option at the date of such termination, of if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (ii)  Termination of Employment or Consulting Relationship.  In the
                ----------------------------------------------------
event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option, but only within such period of time not to exceed six months as is determined by the Administrator (with such determination being made at the time of grant and not exceeding ninety (90) days in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the termination date. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and all remaining Shares covered by such Option shall be returned to the Plan at the end of such period.

          (iii) Disability of Optionee.  In the event an Optionee's Continuous
                ----------------------
Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination due to Disability, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the date of Disability. If, after such termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and all remaining Shares covered by such Option shall be returned to the Plan at the end of such period.

          (iv)  Death of Optionee.  In the event of an Optionee's death, the
                -----------------
Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option by bequest or inheritance may exercise the Option, but only within six months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the date of death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall be returned to the Plan at the end of such period.


          (d) Early Exercise.  Options may, but need not, include a provision
              --------------
whereby the Optionee may elect at any time before the Optionee's Continuous Service terminates to exercise the Option as to any part of all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

     8.   Stock Withholding to Satisfy Withholding Tax Obligations.
          --------------------------------------------------------

          (a) Ability to Use Stock for Withholding.  At the discretion of the
              ------------------------------------
Administrator, Optionees may satisfy withholding obligations as provided in this
Section 8. When an Optionee incurs tax liability in connection with the exercise of an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined ("Tax Date").

          (b) Election to Have Stock Withheld.  All elections by an Optionee to
              -------------------------------
have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date;

               (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made (unless otherwise permitted by applicable tax regulations under the Code);

               (iii) all elections shall be subject to the consent or disapproval of the Administrator; and

               (iv) if the Optionee is a Director, Officer or 10% Stockholder, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c) Section 83(b) Election.  In the event the election to have Shares
              ----------------------
withheld is made by an Optionee, no election is filed under Section 83(b) of the Code and the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     9.   Limitations on Transfer.  Options granted under this Plan, and any
          -----------------------
interest therein, shall not be transferable or assignable by the Optionee, and may not be subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that Nonstatutory Stock Options held by an Optionee may be transferred to such family members, trusts and charitable institutions as the Administrator, in its sole discretion, shall approve, unless otherwise restricted from such transfer under the terms of the grant.

     10.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a) Stock Splits and Similar Events.  Subject to any required action
              -------------------------------
by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed for this purpose to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Award as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Sale of Assets or Merger.  In the event of a merger of the Company
              ------------------------
with or into another corporation, the Award shall be assumed or an equivalent option or award shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Award or to substitute an equivalent option or award, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Award as to all of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. If the Board makes an Award fully exercisable (or vested) in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the assumed option confers the right to purchase, for each Share of Optioned Stock subject to the

Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) No Other Adjustments.  Except as expressly provided herein, no
              --------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

     11.  Time of Granting Options.  The date of grant of an Award shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     12.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend, or terminate the Plan. The Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is) in such a manner and to such a degree as is listed or quoted in such a manner and to such a degree as is required by such law or regulation.

          (b) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Participant with respect to Awards already granted unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing signed by the Participant and the Company.

     13.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Compliance with Laws.  Shares shall not be issued upon exercise of
              --------------------
an Option or the vesting of an Award unless such exercise and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Intent.  As a condition to the exercise of an Option or
              -----------------
the issuance of Shares upon exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          (c) No Company Liability.  Inability of the Company to obtain
              --------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

          (d) Grants Exceeding Allotted Shares.  If the Stock covered by an
              --------------------------------
Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan to permit full exercise or settlement of the Award is timely obtained in accordance with Section 15 of the Plan.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan and the Awards granted hereunder.

     15.  Stockholder Approval.
          --------------------

          (a) Requirement.  Continuance of the Plan shall be subject to approval
              -----------
by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6 and at or prior to the first annual meeting of stockholders held subsequent to the first granting of an Option hereunder. Such stockholder approval shall be obtained in the manner and to the degree that is required under applicable federal and state laws.

          (b) Manner of Solicitation.  Approval of the Plan by the stockholders
              ----------------------
of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulation promulgated thereunder.

                                     PROXY

                       VITESSE SEMICONDUCTOR CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 23, 2001

The undersigned stockholder of Vitesse Semiconductor Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated December 22, 2000, and hereby appoints Louis R. Tomasetta and Eugene F. Hovanec, and each of them, with full power of substitution, as Proxy or Proxies, to vote all shares of the Common Stock of the undersigned at the Annual Meeting of Stockholders of Vitesse Semiconductor Corporation to be held on January 23, 2001, and at any adjournments thereof, upon the proposals set forth on this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

-----------                                                         ------------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                                SIDE
-----------                                                         ------------

-----------------                        ----------------
Vote by Telephone                        Vote by Internet
-----------------                        ----------------

It's fast, convenient, and Immediate!    It's fast, convenient, and your
Call Toll-Free on a Touch-Tone Phone     vote is immediately confirmed
1-877-PRX-VOTE (1-877-779-8683)          and posted.


--------------------------------------   ------------------------------------

Follow these four easy steps:               Follow these four easy steps:

1. Read the accompanying Proxy           1. Read the accompanying Proxy
   Statement/Prospectus and                 Statement/Prospectus and Proxy
   Proxy card.                              Card.

2. Call the toll-free number             2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).         http://www.eproxyvote.com/vtss

3. Enter your 14-digit Voter Control     3. Enter your 14-digit Voter
   Number located on your Proxy Card        Control Number located on your
   above your name.                         Proxy Card above your name.

4. Follow the recorded instructions.     4. Follow the instructions
                                            provided.
--------------------------------------   -----------------------------------

Your vote is important!                  Your vote is important!
Call 1-877-PRX-VOTE anytime!             Go to http://www.eproxyvote.com/vtss
                                         anytime!

   Do not return your Proxy Card if you are voting by Telephone or Internet



                                  DETACH HERE


[X] Please mark
    votes as in
    this example.


MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR NAMED BELOW AND A VOTE FOR PROPOSALS 2 AND 3.

1. To elect six directors of the Company to serve for the ensuing one year until the Company's 2002 Annual Meeting of Stockholders and until their successors are elected.

   Nominees:  (01) Pierre R. Lamond, (02) Vincent Chan, (03) James A. Cole,
              (04) Alex Daly, (05) John C. Lewis, (06) Louis R. Tomasetta

                  FOR [_]           [_]  WITHHELD


[_]  ______________________________________
     For all nominees except as noted above

2. To approve a proposal to adopt the Company's 2001 Stock Incentive Plan.

                  FOR       AGAINST     ABSTAIN
                  [_]         [_]         [_]

3. To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2001.


                  FOR       AGAINST     ABSTAIN
                  [_]         [_]         [_]



Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If the signer is a partnership, please sign in partnership name by authorized person.